Exhibit 99.1
Investor Presentation Financial Information as of September 30, 2010 A Leading Regional Bank in the Mid-South

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations, financial condition, and use of non-GAAP financial measures. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, levels of market volatility, the availability of capital if the Company elects or is compelled to seek additional capital, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Corporate Profile $13.6 billion in assets A banking presence in 8 states 312 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation’s 25th largest insurance agency / brokerage operation Data as of September 30, 2010 Insurance ranking from Business Insurance Magazine as of December 31, 2009

Regional Management Structure

Pre-Tax Pre-Provision Earnings Dollars in millions

Diversified Revenue Stream Percentages based on YTD data as of September 30, 2010

Mortgage Q2 — 09 Q3 — 09 Q4 — 09 Q1 — 10 Q2 — 10 Q3 – 10 MSR FMV Adjustment $5.0 ($2.7) $1.6 $0.0 ($8.3) ($4.6) Mortgage Servicing and Origination 9.0 4.7 7.0 5.0 6.0 13.5 Net Mortgage Revenue $14.0 $2.0 $8.6 $5.0 ($2.3) $8.9 MSR FMV Adjustment Mortgage Production Dollars in millions

Financial Highlights

Balance Sheet Information As of September 30, 2010 2009% Change Total assets $13,583 $13,272 2.3% Total earning assets 12,451 12,095 2.9 Securities 2,274 2,139 6.3 Short-term investments 536 118 354.2 Loans, net of unearned income 9,515 9,758 (2.5) Allowance for credit losses (205) (145) 41.4 Total deposits 11,197 10,297 8.7 Short-term borrowings 654 1,016 (35.6) Common shareholders’ equity 1,236 1,286 (3.9) Book value per share $14.80 $15.41 (4.0) % Dollars in millions, except per share amounts

Operating Results Nine Months Ended September 30, 2010 2009% Change Net interest revenue $330.9 $332.6 (0.5) % Provision for credit losses 160.7 55.1 191.7 Noninterest revenue 190.2 210.8 (9.8) Noninterest expense 363.6 366.7 (0.8) Income (loss) before income taxes (3.2) 121.6 (102.6) Income tax provision (benefit) (10.3) 36.7 (128.1) Net income (loss) $7.1 $84.9 (91.6) % Net income (loss) per share: diluted $0.08 $1.02 (92.2) % Dollars in millions, except per share amounts

Net Interest Margin Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Deposits “Strong growth in core deposits.” Total Deposits as of September 30 ($ in billions) as of September 30, 2010

Deposit Growth Total Deposits as of September 30 ($ in billions)

Loans “Steady loan production in a challenging economic environment.” Loans Net of Unearned Income as of September 30 ($ in billions) as of September 30, 2010

Balanced Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Consumer Mortgages $2,001 $52.7 2.6% Home Equity 552 1.6 0.3 Commercial — Non-Owner Occupied & Multi-Family 1,811 56.8 3.1 Construction, Acquisition and Development 1,307 228.8 17.5 Commercial & Industrial — Non-Real Estate 1,438 14.8 1.0 Commercial & Industrial — Owner Occupied 1,376 39.4 2.9 Agricultural 262 6.0 2.3 Credit Cards 103 4.3 4.2 All Other 665 5.0 0.7 Total Loans $9,515 $409.4 4.3% Consumer Mortgages & Home Equity Commercial — Non-Owner Occupied & Multi-Family Construction, Acquisition & Development Commercial & Industrial — Non-Real Estate Commercial & Industrial — Owner Occupied Agricultural, Credit Cards, & All Other As of September 30, 2010 Dollars in millions

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $28 $10.7 37.4% 1-4 Family Construction 211 12.5 5.9 Recreation and All Other Loans 45 1.0 2.3 Commercial Construction 239 31.0 12.9 Commercial Acquisition and Development 261 36.3 13.9 Residential Acquisition and Development 523 137.3 26.3 Real Estate Construction, Acquisition and Development $1,307 $228.8 17.5% As of September 30, 2010 Dollars in millions

Residential Acquisition and Development As of September 30, 2010 “The Residential A&D portfolio has declined by 16% over the last year.” Dollars in millions Sep-10 includes lines of business not managed by a geographic region.

Residential Acquisition and Development Greater Memphis AL / FL NE TN Other Total Unpaid principal balance of impaired loans $75.1 $36.3 $5.2 $28.4 $145.0 Cumulative charge-offs on impaired loans 21.7 8.7 1.3 5.7 37.4 Outstanding principal balance of impaired loans 53.4 27.6 3.9 22.7 107.6 Other non-accrual loans and leases not impaired 4.4 0.3 6.2 11.2 22.1 Total non-accrual loans and leases 57.8 27.9 10.1 33.9 129.7 Allowance for impaired loans and leases 5.3 8.3 1.0 6.7 21.3 Nonaccrual loans and leases, net of specific reserves $52.5 $19.6 $9.1 $27.2 $108.4 Non-performing loans and leases 57.8 29.1 12.9 37.5 137.3 Performing loans and leases 59.5 52.8 38.3 235.0 385.6 Total residential A & D loans and leases $117.3 $81.9 $51.2 $272.5 $522.9 As of September 30, 2010 Dollars in millions

Peer Group Comparison

Non-Performing Loans / Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Non-Performing Assets / Assets (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Net Charge-Offs / Average Loans Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Total Equity / Total Assets BXS Equity is 100% Common Equity Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Tangible Common Equity / Tangible Assets Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity.

Dividend Growth Cash dividend per share of common stock

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com A Leading Regional Bank in the Mid-South

Appendix Reconciliation of Non-GAAP Measures This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States (“GAAF”). Management uses these “non-GAAP” financial measures in its analysis of oui capital and performance. Management believes that tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of our capital levels. Management believes that pre-tax, pre-provision earnings is important to investoE as it shows earnings trends without giving effect to loan loss provision. You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in this Appendix reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP. As of As of As of As of As of As of As of As of As of 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 (Dollars in Thousands) Shareholders’ Equity —> A $1,242,719 $1,240,260 $1,255,659 $1,274,947 $1,286,218 $1,276,296 $1,264,883 $1,240,259 $1,235,704 Assets —> B 13,300,728 13,480,218 13,458,364 13,297,819 13,271,873 13,167,866 13,230,189 13,421,003 13,583,015 Intangibles —> C 300,624 297,131 295,867 295,639 294,444 293,629 292,614 291,631 290,670 Tangible Equity —> D=A-C 942,095 943,129 959,792 979,308 991,774 982,667 972,269 948,628 945,034 Tangible Assets —> E=B-C 13,000,104 13,183,087 13,162,497 13,002,180 12,977,429 12,874,236 12,937,575 13,129,373 13,292,345 Total Equity / Total Assets (%) — > F=A/B 9.34% 9.20% 9.33% 9.59% 9.69% 9.69% 9.56% 9.24% 9.10% Tangible Equity / Tangible Assets (%) — > G=D/E 7.25% 7.15% 7.29% 7.53% 7.64% 7. 63% 7.52% 7.23% 7.11% Tangible Common Equity / Tangible Assets (%) — > G=D/E 7.25% 7.15% 7.29% 7.53% 7.64% 7.63% 7.52% 7.23% 7.11% Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 (Dollars in Thousands) Net Interest Income Before Provision —> A $109,843 $109,603 $111,321 $109,876 $110,940 $111,736 $112,347 $111,882 $109,329 $109,678 Noninterest Income —> B 73,265 63,433 39,449 66,292 79,739 59,550 63,364 63,332 57,086 69,751 Noninterest Expense —> C 112,064 116,060 111,091 118,453 123,266 119,747 122,221 120,483 120,016 123,087 Pre-Tax Pre-Provision Earnings —> D=A+B-C 71,044 56,977 39,678 57,715 67,413 51,539 53,491 54,731 46,399 56,342